As filed with the Securities and Exchange Commission on November 14, 2019

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

AMC Networks Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	4841	27-5403694
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(IRS Employer Identification No.)

11 Penn Plaza

New York, NY 10001

(212) 324-8500

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

(FOR CO-REGISTRANTS, PLEASE SEE “TABLE OF CO-REGISTRANTS” ON THE FOLLOWING PAGE)

James G. Gallagher, Esq.

Executive Vice President and General Counsel

AMC Networks Inc.

11 Penn Plaza

New York, NY 10001

(212) 324-8500

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

John P. Mead

Robert W. Downes

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

(212) 558-4000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per unit	Proposed maximum aggregate offering price	Amount of registration fee
Debt Securities	(1)	(1)	(1)	(1)
Guarantees of Debt Securities(2)	(1)	(1)	(1)	(1)

(1)

An indeterminate aggregate initial offering price or number of the debt securities is being registered as may from time to time be offered, reoffered or resold, at indeterminate prices. Separate consideration may or may not be received for securities that are issuable on exercise, conversion or exchange of the debt securities. In accordance with Rules 456(b) and 457(r) under the Securities Act, the registrants are deferring payment of all of the related registration fees.

(2)

See the Table of Co-Registrants on the following page. Pursuant to Rule 457(n) under the Securities Act, no additional fee is being paid in respect of the guarantees. The guarantees are not traded separately.

This registration statement contains a prospectus relating to both the offering of newly issued debt securities and related guarantees and remarketing or other resale transactions that occur on an ongoing basis in debt securities and related guarantees that have been previously or will be issued under this registration statement.

TABLE OF CO-REGISTRANTS

Exact Name of Co-Registrant as Specified in its Charter	State	Primary Standard Industrial Classification No.	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
2ND PARTY LLC	Delaware	4841	35-2533767	DE
61ST STREET PRODUCTIONS I LLC	Delaware	4841	84-3281347	DE
AMC FILM HOLDINGS LLC	Delaware	4841	04-3734671	DE
AMC NETWORK ENTERTAINMENT LLC	New York	4841	11-2840178	NY
AMC NETWORKS BROADCASTING & TECHNOLOGY	New York	4841	11-2542002	NY
AMC NETWORKS INTERNATIONAL LLC	Delaware	4841	90-1026635	DE
AMC NETWORKS INTERNATIONAL ASIA-PACIFIC LLC (f/k/a SUNDANCE CHANNEL ASIA LLC)	Delaware	4841	27-0841492	DE
AMC PREMIERE LLC	Delaware	4841	83-1520791	DE
AMC TV STUDIOS LLC	Delaware	4841	27-2310716	DE
AMC/SUNDANCE CHANNEL GLOBAL NETWORKS LLC	Delaware	4841	27-0813860	DE
AMCN PROPERTIES LLC	Delaware	4841	01-0689406	DE
AMERICAN MOVIE CLASSICS IV HOLDING CORPORATION	Delaware	4841	65-1189249	DE
BADLANDS PRODUCTIONS I LLC	Louisiana	4841	47-1388257	LA
BADLANDS PRODUCTIONS II LLC	Delaware	4841	81-2120257	DE
BENDERS PRODUCTIONS I LLC	Delaware	4841	38-3958227	DE
BROCKMIRE PRODUCTIONS I LLC	Delaware	4841	32-0491073	DE
COBALT PRODUCTIONS LLC	Delaware	4841	47-1817115	DE
COMIC SCRIBE LLC	Delaware	4841	46-3634213	DE
CROSSED PENS DEVELOPMENT LLC	Delaware	4841	45-3576275	DE
DIGITAL STORE LLC	Delaware	4841	27-0933987	DE
DISPATCHES PRODUCTIONS I LLC	Delaware	4841	83-2503233	DE
EXPEDITION PRODUCTIONS I LLC	Delaware	4841	81-1528430	DE
FIVE FAMILIES PRODUCTIONS I LLC	Delaware	4841	46-4590197	DE
FIVE MOONS PRODUCTIONS I LLC	Delaware	4841	45-3576409	DE
GEESE PRODUCTIONS LLC	Delaware	4841	46-5362761	DE
GROUND WORK PRODUCTIONS LLC	Delaware	4841	47-4126885	DE
HALT AND CATCH FIRE PRODUCTIONS LLC	Delaware	4841	80-0945740	DE
HALT AND CATCH FIRE PRODUCTIONS I LLC	Delaware	4841	90-0912902	DE
HALT AND CATCH FIRE PRODUCTIONS II LLC	Delaware	4841	47-1255128	DE
HALT AND CATCH FIRE PRODUCTIONS III LLC	Delaware	4841	47-5289227	DE
HALT AND CATCH FIRE PRODUCTIONS IV LLC	Delaware	4841	81-4191147	DE
HAP AND LEONARD PRODUCTIONS I LLC	Louisiana	4841	30-0847032	LA
HAP AND LEONARD PRODUCTIONS II LLC (f/k/a DIPLOMAT PRODUCTIONS LLC)	Delaware	4841	47-1481179	DE
HAP AND LEONARD PRODUCTIONS III LLC (f/k/a TWD PRODUCTIONS II LLC)	Delaware	4841	27-4826915	DE
IFC ENTERTAINMENT HOLDINGS LLC	Delaware	4841	27-0934047	DE
IFC ENTERTAINMENT LLC	Delaware	4841	11-3616018	DE
IFC FILMS LLC	Delaware	4841	11-3561503	DE

Exact Name of Co-Registrant as Specified in its Charter	State	Primary Standard Industrial Classification No.	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
IFC IN THEATERS LLC	Delaware	4841	20-4459072	DE
IFC PRODUCTIONS I L.L.C.	Delaware	4841	11-3369804	DE
IFC TELEVISION HOLDINGS LLC	Delaware	4841	46-3491268	DE
IFC THEATRES CONCESSIONS LLC	Delaware	4841	20-8774978	DE
IFC THEATRES, LLC	Delaware	4841	11-3554063	DE
IFC TV LLC	Delaware	4841	11-3569217	DE
IFC TV STUDIOS HOLDINGS LLC	Delaware	4841	46-3495486	DE
IFC TV STUDIOS LLC	Delaware	4841	30-0796677	DE
IPTV LLC	Delaware	4841	61-1678090	DE
KINDRED SPIRIT PRODUCTIONS LLC (f/k/a KNIFEMAN PRODUCTIONS LLC)	Delaware	4841	46-4401381	DE
KOPUS PRODUCTIONS LLC	Delaware	4841	36-4758422	DE
KOPUS PRODUCTIONS II LLC	Delaware	4841	32-0440326	DE
LIVING WITH YOURSELF PRODUCTIONS I LLC	Delaware	4841	36-4867665	DE
LODGE PRODUCTIONS I LLC (f/k/a TWD PRODUCTIONS LLC)	Delaware	4841	27-1833132	DE
LODGE PRODUCTIONS II LLC (f/k/a PHILLY PRODUCTIONS LLC)	Delaware	4841	36-4744101	DE
MAKING WAVES STUDIO PRODUCTIONS LLC	Delaware	4841	45-3576566	DE
MONUMENT PRODUCTIONS I LLC (f/k/a/ TURN PRODUCTIONS I LLC)	Delaware	4841	61-1698740	DE
NOS4A2 PRODUCTIONS I LLC	Rhode Island	4841	83-1443378	RI
PEACH PIT PROPERTIES LLC	Delaware	4841	90-0875642	DE
PENS DOWN LLC	Delaware	4841	80-0947451	DE
PREMIER QUILLS LLC	Delaware	4841	90-1016199	DE
RAINBOW FILM HOLDINGS LLC	Delaware	4841	11-3587524	DE
RAINBOW MEDIA ENTERPRISES, INC.	Delaware	4841	20-1092081	DE
RAINBOW MEDIA HOLDINGS LLC	Delaware	4841	11-3342870	DE
RAINBOW PROGRAMMING HOLDINGS LLC	Delaware	4841	20-1361503	DE
RECTIFY PRODUCTIONS LLC	Delaware	4841	45-3989305	DE
RECTIFY PRODUCTIONS II LLC	Delaware	4841	30-0751966	DE
RECTIFY PRODUCTIONS III LLC	Delaware	4841	36-4793390	DE
RECTIFY PRODUCTIONS IV LLC	Delaware	4841	61-1766214	DE
RED MONDAY PROGRAMMING LLC	Delaware	4841	45-3576699	DE
RNC HOLDING CORPORATION	Delaware	4841	11-3361228	DE
RNC II HOLDING CORPORATION	Delaware	4841	11-3527223	DE
ROUGHHOUSE PRODUCTIONS I LLC	Delaware	4841	47-1241690	DE
SELECTS VOD LLC	Delaware	4841	27-0933903	DE
SHUDDER LLC (f/k/a SHUDDER HOLDINGS LLC)	Delaware	4841	32-0481180	DE
SLEUTH SECRETS PRODUCTIONS LLC	Delaware	4841	45-3576807	DE
STALWART PRODUCTIONS LLC	Delaware	4841	27-5380496	DE
STAN PRODUCTIONS I LLC	Delaware	4841	37-1820335	DE
STAN PRODUCTIONS II LLC	Delaware	4841	37-1847047	DE
SUNDANCE CHANNEL ORIGINALS LLC	Delaware	4841	46-3623454	DE
SUNDANCE FILM HOLDINGS LLC	Delaware	4841	45-4952641	DE
SUNDANCETV LLC	Delaware	4841	13-3838288	DE
THE SON PRODUCTIONS I LLC	Delaware	4841	81-1082050	DE

Exact Name of Co-Registrant as Specified in its Charter	State	Primary Standard Industrial Classification No.	I.R.S. Employer Identification No.	State or Other Jurisdiction of Incorporation or Organization
TURN PRODUCTIONS LLC	Delaware	4841	80-0945824	DE
TURN PRODUCTIONS II LLC	Delaware	4841	47-1264474	DE
TURN PRODUCTIONS III LLC	Delaware	4841	47-4582750	DE
TURN PRODUCTIONS IV LLC	Delaware	4841	81-3492377	DE
TWD PRODUCTIONS IV LLC	Delaware	4841	32-0390371	DE
TWD PRODUCTIONS V LLC	Delaware	4841	38-3911483	DE
TWD PRODUCTIONS VI LLC	Delaware	4841	47-1243974	DE
TWD PRODUCTIONS VII LLC	Delaware	4841	47-4570471	DE
TWD PRODUCTIONS VIII LLC	Delaware	4841	81-3477928	DE
TWD PRODUCTIONS IX LLC (f/k/a TWD PRODUCTIONS III LLC)	Delaware	4841	45-4318830	DE
TWD PRODUCTIONS X LLC (f/k/a GALYNTINE PRODUCTIONS LLC)	Delaware	4841	46-4392626	DE
TWD PRODUCTIONS XI LLC	Delaware	4841	84-3294039	DE
UNIVERSE PRODUCTIONS LLC	Delaware	4841	83-0904751	DE
VOOM HD HOLDINGS LLC	Delaware	4841	57-1177144	DE
WE TV ASIA LLC	Delaware	4841	27-2037277	DE
WE TV HOLDINGS LLC	Delaware	4841	46-3491062	DE
WE TV LLC	Delaware	4841	11-3496672	DE
WE TV STUDIOS LLC	Delaware	4841	46-3491188	DE
WOODBURY STUDIOS LLC	Delaware	4841	82-2181854	DE

Address, including Zip Code, and Telephone Number, including Area Code, of each Co-Registrant’s Principal Executive Offices: 11 Penn Plaza, New York, NY 10001, (212) 324-8500.

AMC Networks Inc.

Debt Securities

Guarantees of Debt Securities

AMC Networks Inc. from time to time may offer to sell debt securities at prices and on other terms to be determined at the time of the offering. The obligations of AMC Networks Inc. under the debt securities will be guaranteed by each of the Guarantors referred to in this prospectus, subject to certain exceptions.

We may offer and sell these securities to or through one or more underwriters, dealers and agents, or directly to purchasers, on a continuous or delayed basis.

This prospectus describes some of the general terms that may apply to these securities. The specific terms of any securities to be offered will be described in a supplement to this prospectus or term sheet. The prospectus supplement or term sheet may also add, update or change information contained in this prospectus.

Investing in the securities involves risks. See “Risk Factors” on page 7 of this prospectus, the section entitled “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and, if applicable, any risk factors described in any accompanying prospectus supplement or in our Securities and Exchange Commission filings that are incorporated by reference into this prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus and the applicable prospectus supplement or term sheet may be used in the initial sale of the securities or in resales by selling securityholders. In addition, AMC Networks Inc. may use this prospectus and the applicable prospectus supplement or term sheet in a remarketing or other resale transaction involving the securities after their initial sale. These transactions may be executed at negotiated prices that are related to market prices at the time of purchase or sale, or at other prices, as determined from time to time.

Prospectus dated November 14, 2019.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission (the “SEC”) utilizing a “shelf” registration process. Under this shelf registration process, we may offer from time to time any combination of the debt securities and related guarantees described in this prospectus in one or more offerings. This prospectus provides you with a general description of the debt securities and related guarantees we may offer. Each time we offer debt securities and related guarantees, we will provide a prospectus supplement or term sheet that will contain specific information about the terms of that offering, including amounts, prices and terms of the debt securities being offered. The prospectus supplement or term sheet may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement or term sheet together with additional information described immediately below under the headings “Available Information” and “Incorporation of Certain Information by Reference.”

Neither we nor any underwriters have authorized any other person to provide you with information other than the information contained or incorporated by reference in this prospectus, any prospectus supplement and any term sheet prepared by or on behalf of us or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. You should assume that the information contained in this prospectus, any prospectus supplement or any term sheet is accurate as of the date on its respective cover, and that any information incorporated by reference is accurate only as of the date of the document incorporated by reference, unless we indicate otherwise. Our business, financial condition, results of operations and prospects may have changed since those dates. We are not making offers to sell the securities described in this prospectus in any jurisdiction in which an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make an offer or solicitation.

Because we are a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1933, as amended (the “Securities Act”), we may add to and offer additional debt securities and related guarantees, including those to be sold by securityholders, by filing a prospectus supplement or term sheet with the SEC at the time of the offer.

Unless indicated otherwise, the terms “AMC Networks,” the “Company,” “we,” “us,” and “our” each refer to AMC Networks Inc., together with its direct and indirect subsidiaries. “AMC Networks Inc.” refers to AMC Networks Inc. individually as a separate entity.

AVAILABLE INFORMATION

We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Our filings with the SEC are available to the public through the SEC’s Internet site at http://www.sec.gov.

We have filed a registration statement on Form S-3 with the SEC relating to the debt securities and related guarantees covered by this prospectus. This prospectus is a part of the registration statement and does not contain all the information in the registration statement. Whenever a reference is made in this prospectus to a contract or other document of AMC Networks, the reference is only a summary and you should refer to the exhibits that are a part of the registration statement for a copy of the contract or other document. You may review a copy of the registration statement through the SEC’s Internet site.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC’s rules allow us to “incorporate by reference” information into this prospectus. This means that we can disclose important information to you by referring you to another document. Any information referred to in this way is considered part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the debt securities and related guarantees by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

We incorporate by reference into this prospectus the following documents or information filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules):

(1)	our Annual Report on Form 10-K for the year ended December 31, 2018 (filed with the SEC on March 1, 2019);

(2)

our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2019 (filed with the SEC on May 1, 2019), the quarter ended June 30, 2019 (filed with the SEC on July 31, 2019) and the quarter ended September 30, 2019 (filed with the SEC on October 31, 2019);

(3)	our Current Report on Form 8-K filed on June 14, 2019; and

(4)

all documents filed by the Company under Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or after the date of this prospectus and before the completion of the offering of all the securities covered by this prospectus.

We will provide without charge to each person, including any beneficial owner, to whom this prospectus is delivered, upon his or her written or oral request, a copy of any or all documents referred to above which have been or may be incorporated by reference into this prospectus excluding exhibits to those documents unless they are specifically incorporated by reference into those documents. You can request those documents from:

AMC Networks Inc.

11 Penn Plaza

New York, NY 10001

Attn: Investor Relations

(212) 324-8500

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

This prospectus contains or incorporates by reference statements that constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “believes,” “estimates,” “may,” “will,” “should,” “could,” “potential,” “continue,” “intends,” “plans” and similar words and terms used in the discussion of future operating results and future financial performance identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results or developments may differ materially from the forward-looking statements as a result of various factors. Factors that may cause such differences to occur include, but are not limited to:

•	the level of our revenues;

•	market demand, including changes in viewer consumption patterns, for our programming networks, our subscription streaming services, our programming, and our production services;

•	demand for advertising inventory and our ability to deliver guaranteed viewer ratings;

•	the highly competitive nature of the cable, telecommunications and programming industries;

•	our ability to maintain and renew distribution or affiliation agreements with distributors;

•

the cost of, and our ability to obtain or produce, desirable programming content for our networks, other forms of distribution, including digital and licensing in international markets, as well as our independent film distribution businesses;

•	market demand for our owned original programming and our independent film content;

•	changes in consumer demand for our comedy venues;

•	the security of our program rights and other electronic data;

•	the loss of any of our key personnel and artistic talent;

•	changes in domestic and foreign laws or regulations under which we operate;

•	economic and business conditions and industry trends in the countries in which we operate;

•	fluctuations in currency exchange rates and interest rates;

•

changes in laws or treaties relating to taxation, or the interpretation thereof, in the U.S. or in the countries in which we operate, including the impact of the Tax Cuts and Jobs Act and the Bipartisan Budget Act of 2018;

•	the impact of new and proposed federal, state and international laws and regulations relating to data protection, privacy and security, including the E.U. General Data Protection Regulation;

•	the impact of Brexit, particularly in the event of the U.K.’s departure from the E.U. without an agreement on terms;

•	our substantial debt and high leverage;

•	reduced access to capital markets or significant increases in costs to borrow;

•	the level of our expenses;

•	the level of our capital expenditures;

•	future acquisitions and dispositions of assets;

•	our ability to successfully acquire new businesses and, if acquired, to integrate, and implement our plan with respect to businesses we acquire;

•	problems we may discover post-closing with the operations, including the internal controls and financial reporting process, of businesses we acquire;

•

uncertainties regarding the financial results of equity method investees, issuers of our investments in marketable equity securities and non-marketable equity securities and changes in the nature of key strategic relationships with partners and joint ventures;

•	the outcome of litigation and other proceedings;

•	whether pending uncompleted transactions, if any, are completed on the terms and at the times set forth (if at all);

•	other risks and uncertainties inherent in our programming businesses;

•	financial community and rating agency perceptions of our business, operations, financial condition and the industry in which we operate;

•	events that are outside our control, such as political unrest in international markets, terrorist attacks, natural disasters and other similar events; and

•

the factors described in our filings with the SEC, including under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K, and in this prospectus, including under “Risk Factors.”

We disclaim any obligation to update or revise the forward-looking statements contained herein, except as otherwise required by applicable federal securities laws. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this prospectus might not occur.

AMC NETWORKS

AMC Networks is a global entertainment company that operates several of the most recognized brands in television, creating and presenting high quality content and compelling stories to audiences, and a valuable platform for distributors and advertisers. We have operated in the cable programming industry for more than 30 years, and, over this time, we have continually enhanced the value of our network portfolio. Our content spans multiple genres, including drama, comedy, documentary, reality, anthology, feature film and short form. Our programming networks are well known and well regarded by our key constituents—our viewers, distributors and advertisers—and have developed strong followings within their respective targeted demographics, increasing their value to distributors and advertisers.

In the United States (U.S.), our programming networks are AMC, WE tv, BBC AMERICA (operated through a joint venture with the commercial arm of the BBC, IFC and SundanceTV. Each of our programming networks has established itself within its respective markets. Our deep and established presence in the industry and the recognition we have received for our brands through industry awards and other honors lend us a high degree of credibility with distributors and content producers, and help provide us with stable affiliate and studio relationships, advantageous channel placements, heightened viewer engagement and demand for our owned programming for distribution on platforms other than our own. Our networks are also distributed through virtual multi-channel video programming distributors. We either own or license the content we distribute. Through our AMC Studios operation, we are increasing the amount of our owned original programming. Our ability to produce owned high quality content has provided us with the opportunity to distribute such content on platforms other than our domestic networks. Our owned and licensed content is distributed domestically and internationally and on multiple platforms, including linear television, digital services, home video and syndication.

Internationally, we deliver programming that reaches subscribers in more than 130 countries and territories around the world. The international division of the Company, AMC Networks International, consists of global brands, including AMC and SundanceTV, in the movie and entertainment programming genres, as well as popular, locally recognized channels in several other programming genres.

Additionally, our Global Direct to Consumer business consists of our subscription streaming services, Acorn TV, Shudder, Sundance NOW and UMC (Urban Movie Channel). These services are available in the United States and internationally. Acorn TV features high-quality British and international mysteries and dramas. Shudder is dedicated to films in the horror, suspense and thriller genres. Sundance Now features independent film, TV shows, documentaries and original series. UMC showcases quality urban programming including feature films, documentaries, original series, stand-up comedy and other exclusive content for African-American and urban audiences. We primarily license content for these services.

AMC Networks also operates IFC Films, a film distribution business that distributes independent narrative and documentary films under the IFC Films label as well as the Sundance Selects and IFC Midnight distribution labels. IFC Films is known for attracting high-profile talent and distributing films that regularly garner critical acclaim and industry honors, including numerous Oscar- Golden Globe-, and Cannes Film Festival-award winning titles.

During 2018, we acquired controlling interests in RLJ Entertainment, Inc., a content distribution company that also included the subscription streaming services Acorn TV and Urban Movie Channel; and Levity Entertainment Group LLC, a production services and comedy venues company.

We earn revenue principally from the distribution of our programming and the sale of advertising. Distribution revenues primarily include fees paid by distributors to carry our programming networks as well as revenue earned from the licensing of original programming for digital, international and home video distribution. In 2018, distribution revenues and advertising sales accounted for 65% and 35% of our consolidated revenues, net, respectively. For the year ended December 31, 2018, one customer in our National Networks segment, AT&T Inc., accounted for greater than 10% of our consolidated revenues, net.

For a further discussion of our businesses, we urge you to read our most recent Annual Report on Form 10 K incorporated by reference herein. See “Incorporation of Certain Information by Reference” herein.

We are a Delaware corporation incorporated on March 9, 2011. Our principal executive office is located at 11 Penn Plaza, New York, NY 10001, and our telephone number is (212) 324-8500.

RISK FACTORS

Investment in any securities offered pursuant to this prospectus involves risks. You should carefully consider the risk factors incorporated by reference from our most recent Annual Report on Form 10-K and the other information contained in this prospectus, as updated by our subsequent filings under the Exchange Act and the risk factors and other information contained in the applicable prospectus supplement before acquiring any of such securities.

USE OF PROCEEDS

Except as otherwise disclosed in the applicable prospectus supplement or term sheet, we intend to use the net proceeds from the sale or resale of the debt securities referenced in this prospectus for general corporate purposes, which may include, among other things, acquisitions, working capital, contributions of capital to our subsidiaries, capital expenditures, the repurchase of shares of common stock, the repayment of short-term borrowings or the repayment or repurchase of other debt. We will not receive any separate consideration for the guarantees.

DESCRIPTION OF DEBT SECURITIES WE MAY OFFER

Please note that in this section entitled “Description of Debt Securities We May Offer,” references to the “Company,” “we,” “our” and “us” refer only to AMC Networks Inc. and not to its consolidated subsidiaries. Also, in this section, references to “holders” mean those who own debt securities registered in their own names, on the books that we or the trustee maintain for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries. Owners of beneficial interests in the debt securities should read the section below entitled “Legal Ownership and Book-Entry Issuance.”

We may offer debt securities from time to time. The obligations of AMC Networks Inc. under the debt securities will be guaranteed by each of the Guarantors, subject to certain exceptions. When we use the term “securities” in this prospectus, we mean any of the debt securities and the related guarantees we and the Guarantors may offer with this prospectus, unless we say otherwise.

This prospectus, including the following description of the terms of the debt securities, sets forth general terms that may apply to the debt securities. The particular terms of the debt securities offered by any prospectus supplement and the extent, if any, to which such general provisions may apply to the debt securities so offered will be described in the prospectus supplement relating to such debt securities. Accordingly, for a description of the terms of a particular issue of debt securities, reference must be made to both the prospectus supplement relating thereto and to the following description.

The debt securities will be our general obligations. The debt securities will be issued under an indenture (the “indenture”) between us and U.S. Bank National Association, as trustee (the “trustee”), as supplemented from time to time. Subject to certain limitations imposed by the Trust Indenture Act of 1939, as amended, the trustee, under the indenture, in its individual or any other capacity, may become the owner or pledgee of our debt securities and may otherwise deal with and collect obligations owed to it by us and may otherwise deal with us with the same rights it would have if it were not the trustee.

The following is a summary of the most important provisions of the indenture. A copy of a form of the indenture has been filed as an exhibit to the registration statement of which this prospectus is a part. The following discussion of certain provisions of the indenture is a summary only and does not purport to be a complete description of the terms and provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the debt securities.

The indenture does not contain any provisions that limit our ability to incur indebtedness or that afford holders of the debt securities protection in the event of a highly leveraged or similar transaction, other than as described in the indenture.

Ranking; Issuance In Series

Unless the applicable prospectus supplement specifies otherwise, the debt securities will rank equally and ratably with all of our other unsecured and unsubordinated obligations. The indenture does not limit the total amount of debt securities that we may issue under it, and we may issue debt securities under the indenture up to the aggregate principal amount authorized by our Board of Directors from time to time.

We may issue debt securities in one or more separate series. The prospectus supplement relating to an offering of a particular series of debt securities will specify the particular amounts, prices and terms of those debt securities. These terms may include:

•	the title of the debt securities of the series;

•	any limit upon the aggregate principal amount of the debt securities of the series that may be authenticated and delivered under the indenture;

•	the date or dates on which the principal of, and any premium on, the debt securities of the series is payable;

•

the rate or rates, which may be fixed or variable, at which the debt securities of the series bear interest, if any, or the method by which such rate or rates are determined, the date or dates from which such interest accrues, the interest payment dates on which any interest is payable or the method by which such dates will be determined, our right, if any, to defer or extend an interest payment date, and the record dates for the determination of holders to whom interest is payable and the basis upon which interest will be calculated if other than that of a 360-day year of twelve 30-day months;

•

the price or prices at which, the period or periods within which, and the terms and conditions upon which the debt securities of the series may be redeemed, in whole or in part, at our option or otherwise;

•

our obligation, if any, to redeem, purchase or repay the debt securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder and the price or prices at which and the period or periods within which and the terms and conditions upon which the debt securities of the series will be redeemed, purchased or repaid, in whole or in part, pursuant to that obligation;

•

if other than in U.S. dollars, the currency, currencies, currency unit or currency units in which the principal of, and any premium and interest on, the debt securities of the series is payable, and the manner of determining an equivalent amount of U.S. dollars;

•

any additions, modifications or deletions in the events of default with respect to the debt securities of the series and any change in the right of the trustee or the holder of any debt securities of the series to declare the principal of, and any premium or any interest on, such debt securities immediately due and payable;

•	any trustee, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the debt securities of the series;

•

any terms of any Guarantee of the payment of principal, any premium and any interest, with respect to the debt securities of the series and any corresponding changes to the provisions of the indenture as then in effect; and

•

any other terms of the debt securities of the series not inconsistent with the provisions of the indenture, including, without limitation, any securities of ours or of another person into which the debt securities of the series are convertible or for which the debt securities of the series are exercisable or exchangeable.

Guarantees

The debt securities and the Company’s obligations under the indenture will be guaranteed, jointly and severally, by (i) each Domestic Subsidiary (other than any Insignificant Subsidiary) and (ii) each RMH GE Entity that guarantees any other Indebtedness of the Company or any of the Company’s Restricted Subsidiaries. As of the date of this prospectus, all of the Company’s Domestic Subsidiaries and each of the RMH GE Entities are Guarantors.

Each Guarantee will be:

•	a general unsecured obligation of that Guarantor;

•	effectively subordinated to any secured Indebtedness of that Guarantor, including the guarantee of that Guarantor under the Credit Agreement, to the extent of the assets securing such Indebtedness;

•	pari passu in right of payment with any unsecured, unsubordinated Indebtedness of that Guarantor; and

•	senior in right of payment to any subordinated Indebtedness of that Guarantor.

The obligations of each Guarantor under its Guarantee will be limited as necessary to prevent that Guarantee from constituting a fraudulent conveyance under applicable law.

Tax Considerations

Important federal income tax consequences and special considerations applicable to any series of debt securities may be described in the applicable prospectus supplement.

Denominations, Registration, Payment and Transfer

In the absence of any other specification in the form of debt security for any series, the debt securities of each series shall be issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

Debt securities of any series may be exchanged for debt securities of the same series in other authorized denominations in an equal aggregate principal amount. Debt securities may also be presented for registration of transfer, and the transferee or transferees will receive new debt securities of the same series in authorized denominations in an equal aggregate principal amount. Debt securities to be exchanged or transferred must be presented at the office of the registrar or at the office of any transfer agent designated by us for that purpose with respect to any series of debt securities. Debt securities presented for exchange or registration of transfer must be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in a form satisfactory to us and the trustee and duly executed by, the holder of these debt securities or his attorney who has been duly authorized in writing. We may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer. We will not assess a service charge.

For a description of the registration and transfer of debt securities held in book-entry form, see “Legal Ownership and Book-Entry Issuance” below.

We will appoint the trustee as registrar and paying agent under the indenture. We may at any time designate additional transfer agents or paying agents with respect to any series of debt securities or from time to time change those designations or approve a change in their locations pursuant to the indenture.

We are not required to exchange or register a transfer of (a) any debt securities of any series for a period of 15 days preceding the first mailing of notice of redemption for those series to be redeemed, or (b) any debt securities selected, called or being called for redemption except for the portion of any debt security to be redeemed in part, which is not redeemed.

The payment of principal of, and any premium and any interest on, debt securities will be made at the office of the trustee for those debt securities in the City of New York or at the office of a paying agent or paying agents that we may designate from time to time. At our option, however, we may pay any interest by check mailed to the address of the person entitled to it as that address appears in the register for those debt securities. The payment of any interest on debt securities will be made to the person in whose name that debt security is registered at the close of business on any record date for that interest, except in the case of defaulted interest.

Certain Definitions

The following definitions are applicable to the indenture. Reference is made to the indenture for the full definition of all such terms.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act. The term “Beneficially Owned” shall have a corresponding meaning.

“Board of Directors” means the board of directors of the Company or any duly authorized committee of such board.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person’s capital stock, whether now outstanding or issued after the date of the indenture, including, without limitation, all Common Stock, Preferred Stock and Disqualified Stock.

“Capitalized Lease Obligation” means any obligation of a Person to pay rent or other amounts under a lease (or other agreement conveying the right to use) with respect to any property, whether real, personal or mixed, which obligation is required to be accounted for as a capital lease on the balance sheet of such Person in accordance with GAAP, and the amount of such Capitalized Lease Obligation will be the amount so required to be accounted for as a capital lease. Notwithstanding the foregoing, for purposes of this definition, GAAP shall mean GAAP as in effect prior to giving effect to the adoption of ASU No. 2016-02 “Leases (Topic 842)” and ASU No. 2018-11 “Leases (Topic 842)”.

“Change of Control” means the occurrence of any of the following:

(1)

the direct or indirect sale, transfer, conveyance or other disposition (other than by way of pledge, merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Restricted Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than to one or more of the Dolan Family Interests;

(2)	the adoption of a plan relating to the liquidation or dissolution of the Company;

(3)

any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more of the Dolan Family Interests, becomes the ultimate Beneficial Owner, directly or indirectly, of 50% or more of the voting power of the Voting Stock of the Company;

(4)	the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or

(5)

the Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which any of the outstanding Voting Stock of the Company or such other Person is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the Voting Stock of the Company outstanding immediately prior to such transaction is converted into or exchanged for Voting Stock (other than Disqualified Stock) of the surviving or transferee Person constituting, or remains outstanding and constitutes, a majority of the outstanding shares of such Voting Stock of such surviving or transferee Person (immediately after giving effect to such issuance) and (B) immediately after such transaction, no “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more of the Dolan Family Interests, becomes, directly or indirectly, the ultimate Beneficial Owner of 50% or more of the voting power of the Voting Stock of the surviving or transferee Person; provided that, following completion of the offer to purchase debt securities pursuant to the covenant described under the caption “—Repurchase at the Option of Holders—Change of Control,” any subsequent change in the voting power of the Voting Stock of the surviving or transferee Person Beneficially Owned by the “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) that resulted in such earlier Change of Control will not result in an additional Change of Control.

“Common Stock” means, with respect to any Person, any and all shares, interests and participations (however designated and whether voting or non-voting) in such Person’s common equity, whether now outstanding or issued after the date of the indenture, and includes, without limitation, all series and classes of such common stock.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who:

(1)	was a member of such Board of Directors on the date of initial issuance of the debt securities of the applicable series; or

(2)

was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

“Credit Agreement” means that certain second amended and restated senior secured credit agreement, dated as of July 28, 2017, by and among the Company, certain of its Subsidiaries, JPMorgan Chase Bank, National Association, as Administrative Agent, the other agents party thereto and the lenders party thereto from time to time, as amended, modified, renewed, refunded, replaced, restated, restructured, increased, substituted or refinanced in whole or in part from time to time, regardless of whether such amendment, modification, renewal, refunding, replacement, restatement, restructuring, increase, substitution or refinancing is with the same financial institutions or otherwise.

“Debt” with respect to any Person means, without duplication, any liability, whether or not contingent:

•

in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements with respect thereto), but excluding reimbursement obligations under any surety bond;

•	representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Lease Obligations), except any such balance that constitutes a trade payable;

•	under Swap Contracts (as defined in the Credit Agreement) relating to interest rates entered into pursuant to the Credit Agreement or with respect to Hedging Obligations;

•

under any other agreement related to the fixing of interest rates on any Indebtedness, such as an interest-rate swap, cap or collar agreement (if and to the extent any of the foregoing would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP);

•	guarantees of items of other Persons which would be included within this definition for such other Persons, whether or not the guarantee would appear on such balance sheet; or

•

representing Disqualified Stock or Preferred Stock of a Restricted Subsidiary that is not a Guarantor, valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued dividends.

“Debt” does not include:

•	any liability for federal, state, local or other taxes owed or owing by such Person;

•	any accounts payable or other liability for trade credit, including guarantees thereof or instruments evidencing such liabilities; or

•	any liability incurred using credit cards issued to the Company, its Restricted Subsidiaries or their respective employees.

“Default” means any event that is, or after notice or passage of time or both would be, an Event of Default.

“Disqualified Stock” means, with respect to any series of debt securities, any Capital Stock of the Company or any Restricted Subsidiary which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of such debt securities.

“Dolan Family Interests” means (i) any Dolan Family Member, (ii) any trusts for the benefit of any Dolan Family Members, (iii) any estate or testamentary trust of any Dolan Family Member for the benefit of any Dolan Family Members, (iv) any executor, administrator, conservator or legal or personal representative of any Person or Persons specified in clauses (i), (ii) and (iii) above to the extent acting in such capacity on behalf of any Dolan Family Member or Members and not individually, and (v) any corporation, partnership, limited liability company or other similar entity, in each case 80% of which is owned and controlled by any of the foregoing or combination of the foregoing.

“Dolan Family Members” means Charles F. Dolan, his spouse, his descendants and any spouse of any of such descendants.

“Domestic Subsidiary” means any Restricted Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia, except that (1) no Subsidiary of a Foreign Subsidiary shall be a Domestic Subsidiary, and (2) no Subsidiary of an Excluded Domestic Subsidiary shall be a Domestic Subsidiary.

“Equity Interests” means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Domestic Subsidiary” means any Domestic Subsidiary substantially all the assets of which are Equity Interests in Foreign Subsidiaries; provided that, for purposes of the definition of “Excluded Domestic Subsidiary” the term “Equity Interests” shall mean, with respect to any Person, any of the shares of capital stock of (or other ownership or profit interests in) such Person, any of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, any of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and any of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. For the avoidance of doubt, AMC Networks International LLC (or its successor) shall be an Excluded Domestic Subsidiary.

“Foreign Subsidiary” means a Subsidiary that is not a Domestic Subsidiary. For the avoidance of doubt, (1) any Subsidiary of a Foreign Subsidiary shall be a Foreign Subsidiary, and (2) any Subsidiary of AMC Networks International LLC (or its successor) shall be a Foreign Subsidiary.

“Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied; provided that, at any time after the date of the indenture, the Company may elect to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references to GAAP shall thereafter be construed to mean IFRS (and equivalent pronouncements) as in effect at the date of such election, except as otherwise provided in the indenture; provided, further, that any calculation or determination in the indenture that requires the application of GAAP for periods that include quarters ended prior to the adoption of IFRS shall remain as previously calculated or determined. Notwithstanding anything to the contrary in the foregoing, whether a lease shall be treated as an operating lease and not a capital lease or finance lease will be determined in accordance with the principles set forth in the definition of Capitalized Lease Obligations.

“guarantee” means, as to any Person, a direct or indirect guarantee other than by endorsement of negotiable instruments for collection in the ordinary course of business in any manner, including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness of another Person.

“Guarantee” means a guarantee of the debt securities of the applicable series pursuant to the indenture.

“Guarantors” means:

(1)	each direct or indirect Domestic Subsidiary on the date of initial issuance of debt securities of the applicable series, other than any Insignificant Subsidiary;

(2)	any other Subsidiary that executes a Guarantee of debt securities of the applicable series in accordance with the provisions of the indenture; and

(3)	each RMH GE Entity;

and their respective successors and assigns until released from their obligations under their Guarantees and the indenture in accordance with the terms of the indenture. For the avoidance of doubt, no Foreign Subsidiary is required to be or to become a Guarantor under the indenture.

“Hedging Obligations” means, with respect to any specified Person, the obligations of such Person under:

(1)	interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and other agreements or arrangements with respect to interest rates;

(2)	commodity swap agreements, commodity option agreements, forward contracts and other agreements or arrangements with respect to commodity prices; and

(3)	foreign exchange contracts, currency swap agreements and other agreements or arrangements with respect to foreign currency exchange rates.

“holder” means a Person in whose name a debt security is registered.

“IFRS” means International Financial Reporting Standards.

“Indebtedness” with respect to any Person means the Debt of such Person; provided that, for purposes of the definition of “Indebtedness” (including the term “Debt” to the extent incorporated in such definition) and for purposes of the definition of “Event of Default,” the term “guarantee” will not be interpreted to extend to a guarantee under which recourse is limited to the Capital Stock of an entity that is not a Restricted Subsidiary.

“Insignificant Subsidiary” means any Subsidiary designated by the Company as an “Insignificant Subsidiary”; provided that the total assets of all Subsidiaries that are so designated do not in the aggregate at any time exceed 3% of the assets of the Company and its consolidated Subsidiaries as reflected on the Company’s most recent consolidated balance sheet prepared in accordance with GAAP.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person’s preferred or preference stock, whether now outstanding or issued after the date of the indenture, and includes, without limitation, all classes and series of preferred or preference stock.

“Receivables and Related Assets” means:

•

accounts receivable, instruments, chattel paper, obligations, general intangibles, equipment and other similar assets, including interests in merchandise or goods, the sale or lease of which gives rise to the foregoing, related contractual rights, guarantees, insurance proceeds, collections and other related assets;

•	equipment;

•	inventory; and

•	proceeds of all of the above.

“Restricted Subsidiary” means any Subsidiary, whether existing on the date of the indenture or created subsequent thereto, designated from time to time by the Company as a “Restricted Subsidiary”; provided, however, that no Subsidiary that is not a Securitization Subsidiary can be or remain so designated unless (a) over 50% of each of the total equity interest and the voting control of such Subsidiary is owned, directly or indirectly, by the Company or another Restricted Subsidiary and (b) such Subsidiary is not restricted, pursuant to the terms of any loan agreement, note, indenture or other evidence of indebtedness, from:

•	paying dividends or making any distribution on such Subsidiary’s Capital Stock or other equity securities or paying any Indebtedness owed to the Company or to any Restricted Subsidiary;

•	making any loans or advances to the Company or any Restricted Subsidiary; or

•	transferring any of its properties or assets to the Company or any Restricted Subsidiary,

(it being understood that a financial covenant any of the components of which are directly impacted by the taking of the action (e.g., the payment of a dividend) itself (such as a minimum net worth test) would be deemed to be a restriction on the foregoing actions, while a financial covenant none of the components of which is directly impacted by the taking of the action (e.g., the payment of a dividend) itself (such as a debt to cash flow test) would not be deemed to be a restriction on the foregoing actions); and, provided, further, that the Company may, from time to time, redesignate any Restricted Subsidiary as an Unrestricted Subsidiary in accordance with the provisions described in the indenture.

“RMH GE Entity” means each of AMC/Sundance Channel Global Networks LLC, a Delaware limited liability company, AMC Networks International Asia-Pacific LLC, a Delaware limited liability company and WE tv Asia LLC, a Delaware limited liability company.

“Securitization Subsidiary” means a Restricted Subsidiary that is established for the limited purpose of acquiring and financing Receivables and Related Assets and engaging in activities ancillary thereto; provided that (a) no portion of the Indebtedness of a Securitization Subsidiary is guaranteed by or is recourse to the Company or any other Restricted Subsidiary (other than recourse for customary representations, warranties, covenants and indemnities, none of which relates to the collectability of the Receivables and Related Assets) and (b) none of the Company or any other Restricted Subsidiary has any obligation to maintain or preserve such Securitization Subsidiary’s financial condition.

“Significant Subsidiary” means any Subsidiary that would constitute a “significant subsidiary” within the meaning of Article 1 of Regulation S-X, promulgated pursuant to the Exchange Act, as such Regulation is in effect on the date of initial issuance of debt securities of the applicable series.

“Subsidiary” means any subsidiary of the Company.

“subsidiary” means, as to a particular parent entity at any time, any entity of which more than 50% of the outstanding Voting Stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) of such entity is at the time beneficially owned or controlled, or the management of which is otherwise controlled, directly or indirectly by such parent corporation, by one or more such entities or by such parent corporation and one or more such entities.

“Unrestricted Subsidiary” means any Subsidiary that is not a Restricted Subsidiary.

“Voting Stock” means any Capital Stock having voting power under ordinary circumstances to vote in the election of the directors of a corporation (irrespective of whether or not at that time the stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

Repurchase at the Option of Holders

Change of Control

If a Change of Control occurs, each holder of debt securities will have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of that holder’s debt securities pursuant to a “Change of Control Offer” on the terms set forth in the indenture. In the Change of Control Offer, the Company will offer to repurchase all or any part of each holder’s debt securities for a repurchase price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount of debt securities repurchased, plus accrued and unpaid interest thereon to the Change of Control Payment Date (as defined below). Within 60 days following any Change of Control, the Company will mail a notice to each holder describing the transaction or transactions that constitute the Change of Control and offering to repurchase debt securities outstanding on a date (the “Change of Control Payment Date”) specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed, pursuant to the procedures required by the indenture and described in such notice. The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the debt securities as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions of the indenture, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the indenture by virtue of such compliance.

On the Change of Control Payment Date, the Company will, to the extent lawful:

(1)	accept for payment all debt securities or portions thereof properly tendered pursuant to the Change of Control Offer;

(2)	deposit with the Paying Agent (as defined in the indenture) an amount equal to the Change of Control Payment in respect of all debt securities or portions thereof so tendered; and

(3)

deliver or cause to be delivered to the trustee the debt securities so accepted together with an officers’ certificate stating the aggregate principal amount of debt securities or portions thereof being purchased by the Company.

The Paying Agent will promptly mail or wire transfer to each holder of debt securities so tendered the Change of Control Payment for such debt securities, and the trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each holder a new debt security equal in principal amount to any unpurchased portion of the debt securities surrendered, if any; provided that each such new debt security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

The Credit Agreement has significant limitations regarding the purchase of debt securities by the Company, and will also provide that certain Change of Control events with respect to the Company would constitute a default under the Credit Agreement. Any future credit agreements or other debt agreements to which the Company becomes a party may contain similar restrictions and provisions. In the event a Change of Control occurs at a time when the Company is prohibited from purchasing debt securities, the Company could seek the consent of its lenders, including lenders under the Credit Agreement, to the purchase of debt securities or could attempt to refinance the borrowings that contain such prohibition. If the Company does not obtain such a consent or repay such borrowings, the Company will remain prohibited from purchasing debt securities. In such case, the Company’s failure to purchase tendered debt securities would constitute an Event of Default under the indenture, which would in turn constitute a default under the Company’s other Indebtedness.

The provisions described above that require the Company to make a Change of Control Offer following a Change of Control will be applicable regardless of whether any other provisions of the indenture are applicable, so long as any debt securities are outstanding. Except as described above with respect to a Change of Control, the indenture does not contain provisions that permit the holders of the debt securities to require that the Company repurchase or redeem the debt securities in the event of a takeover, recapitalization or similar transaction.

The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in the indenture applicable to a Change of Control Offer made by the Company and purchases all debt securities validly tendered and not withdrawn under such Change of Control Offer.

The definition of Change of Control includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of the properties or assets of the Company and its Restricted Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, the ability of a holder of debt securities to require the Company to repurchase such debt securities as a result of a sale, transfer, conveyance or other disposition of less than all of the assets of the Company and its Restricted Subsidiaries taken as a whole to another Person or group may be uncertain. In addition, under a Delaware Chancery Court interpretation of the foregoing definition of “Continuing Directors,” a board of directors may approve, for purposes of such definition, a slate of shareholder-nominated directors without endorsing them, or while simultaneously recommending and endorsing its own slate instead. The foregoing interpretation would permit the Board of Directors to approve a slate of directors that included a majority of dissident directors nominated pursuant to a proxy contest, and the ultimate election of such dissident slate would not constitute a “Change of Control” that would trigger the holders’ right to require the Company to repurchase the holders’ debt securities as described above.

Events of Default

The following are “Events of Default” with respect to any series of debt securities under the indenture:

(1)	default for 30 days in payment of interest on any of the debt securities of that series;

(2)	default in payment of principal of (or premium, if any, on) any of the debt securities of that series at maturity, upon acceleration or otherwise;

(3)

failure to comply with any other covenant or agreement of the Company or any Restricted Subsidiary under the indenture in respect of debt securities of that series, continued for 60 days (or, with respect to certain covenants or agreements, 30 days) after written notice as provided in the indenture;

(4)

default or defaults under any mortgage, indenture or instrument that secures or evidences any Indebtedness for money borrowed or guaranteed by the Company or a Restricted Subsidiary in an aggregate amount of $50.0 million or more (but excluding any Indebtedness for the deferred purchase price of property or services owed to the Person providing such property or services as to which the Company or such Restricted Subsidiary is contesting its obligation to pay the same in good faith and by proper proceedings and for which the Company or such Restricted Subsidiary has established appropriate reserves) which result from the failure to pay such Indebtedness at final maturity or which has resulted in the acceleration of such Indebtedness;

(5)

the entry of a final judgment or final judgments for the payment of money by a court or courts of competent jurisdiction against the Company or any Restricted Subsidiary in an aggregate amount exceeding $50.0 million, which remain undischarged and unbonded for a period (during which execution has not been effectively stayed) of 60 days or as to which an enforcement proceeding has been commenced by any creditor;

(6)

except as permitted by the indenture, the Guarantee of any Subsidiary that is not an Insignificant Subsidiary guaranteeing debt securities of that series shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any such Guarantor, or any Person acting on behalf of any such Guarantor, shall deny or disaffirm in writing its obligations under its Guarantee guaranteeing debt securities of that series; and

(7)

certain events of bankruptcy or insolvency with respect to the Company, any Guarantor that is not an Insignificant Subsidiary or any Significant Subsidiary of the Company (or any Restricted Subsidiaries that together would constitute a Significant Subsidiary).

If an Event of Default (other than as specified in clause (7) above) occurs and is continuing with respect to debt securities of any series, either the trustee or the holders of not less than 25% in aggregate principal amount of the outstanding debt securities of such series, by written notice to the Company (and to the trustee if such notice is given by the holders), may declare all the unpaid principal of and interest on the debt securities of such series to be due and payable as provided in the indenture. Upon a declaration of acceleration, such principal and accrued interest will be due and payable 10 days after receipt by the Company of such written notice. No action on the part of the trustee or any holder of such debt securities is required for such acceleration if an Event of Default specified in clause (7) above has occurred and is continuing with respect to the Company. Any Event of Default with respect to one series of debt securities is not necessarily an Event of Default for another series.

The holders of at least a majority in principal amount of the debt securities of any series may rescind an acceleration and its consequences with respect to such series if (1) all existing Events of Default, other than the nonpayment of principal of or interest on the debt securities of such series which have become due solely because of the acceleration, have been cured or waived and (2) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

A declaration of acceleration by holders of debt securities of any series because of an Event of Default specified in clause (4) of the third preceding paragraph would be automatically annulled if the Indebtedness referred to therein were discharged, or the holders thereof rescinded their declaration of acceleration referred to therein, within 30 days after the acceleration of the debt securities of such series and no other Event of Default had occurred and not been cured or waived during such period. The holders of a majority in principal amount of the debt securities of any series also have the right to waive certain past defaults under the indenture with respect to such series.

No holder of debt securities of any series issued under the indenture has any right to institute any proceeding with respect to debt securities of such series, the indenture or for any remedy thereunder, unless (1) such holder has previously given to the trustee written notice of a continuing Event of Default under the indenture, (2) the holders of at least 25% in principal amount of the outstanding debt securities of such series have made written request and offered indemnity reasonably satisfactory to the trustee to institute such proceeding as the trustee under the indenture, (3) the trustee has not received from the holders of a majority in principal amount of the outstanding debt securities of such series a direction inconsistent with such request, and (4) the trustee has failed to institute such proceeding within 60 days after receipt of such notice. Such limitations do not apply, however, to a suit instituted by a holder of a debt security for the enforcement of payment of the principal of or interest on such debt security on or after the respective due dates expressed in such debt security.

During the existence of an Event of Default, the trustee is required to exercise such rights and powers vested in it under the indenture and use the same degree of care and skill in its exercise thereof as a prudent Person would exercise under the circumstances in the conduct of such Person’s own affairs. Subject to the provisions of the indenture relating to the duties of the trustee, in case an Event of Default has occurred and is continuing, the trustee is not under any obligation to exercise any of its rights or powers under the indenture at the request or direction of any of the holders unless such holders have offered to the trustee security or indemnity reasonably satisfactory to it. Subject to such provisions for the indemnification of the trustee, the holders of a majority in principal amount of the debt securities of each series affected, voting as a separate class, have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee, or exercising any trust or power conferred on the trustee with respect to the debt securities of that series under the indenture.

The Company is required to furnish to the trustee an annual statement as to the performance by the Company of its obligations under the indenture and as to any default in such performance.

Defeasance

Unless otherwise specified in the applicable supplemental indenture, the Company at any time may terminate all of its and the Guarantors’ respective obligations with respect to the debt securities of any series (“defeasance”), except for certain obligations, including those regarding the Defeasance Trust (as defined below) and obligations to register the transfer or exchange of the debt securities, to replace mutilated, destroyed, lost or stolen debt securities and to maintain agencies in respect of the debt securities. Unless otherwise specified in the applicable supplemental indenture, the Company may also at any time terminate all obligations under the covenants set forth in the indenture with respect to any series of debt securities, and any omission to comply with such obligations will not constitute a Default or an Event of Default (“covenant defeasance”).

In order to exercise either defeasance or covenant defeasance, (1) the Company must irrevocably deposit in trust, for the benefit of the holders, with the trustee money or government obligations, or a combination thereof, in such amounts as will be sufficient in the written opinion of a nationally recognized firm of independent public accountants to pay the principal of and premium, if any, and interest on the debt securities of the series being defeased to redemption or maturity (the “Defeasance Trust”), (2) the Company must deliver opinions of counsel to the effect that the holders will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance or covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance had not occurred (in the case of defeasance, such opinion must refer to and be based upon a ruling of the Internal Revenue Service or a change in applicable federal income tax laws), and (3) the Company must comply with certain other conditions.

Satisfaction and Discharge of the Indenture, the Debt Securities and the Guarantees

The indenture will cease to be of further effect (except as to surviving rights of registration of transfer or exchange of debt securities, as expressly provided for in the indenture) as to all outstanding debt securities of any series and Guarantees when either (1) all such debt securities theretofore authenticated and delivered (except lost, stolen or destroyed debt securities which have been replaced or paid) have been delivered to the trustee for cancellation and the Company has paid all sums payable by the Company under the indenture or (2) all such debt securities not theretofore delivered to the trustee for cancellation (a) have become due and payable, or (b) will become due and payable within one year, and the Company has irrevocably deposited or caused to be deposited with the trustee funds in an amount sufficient to pay the entire indebtedness on such debt securities not theretofore delivered to the trustee for cancellation, for principal and interest to the date of deposit (if such debt securities are then due and payable) or to the maturity date, and the Company has paid all other sums payable by the Company under the indenture.

Modification and Waiver

Modifications and amendments of the indenture or of debt securities of any series or the Guarantees issued thereunder may be made by the Company and the trustee with the consent of the holders of not less than a majority in aggregate principal amount of the outstanding debt securities of each series affected by the proposed modifications or amendments; provided, however, that no such modification or amendment may, without the consent of the holders of all then outstanding debt securities of the affected series,

•	change the stated maturity of the principal of, or any installment of interest on, a debt security of that series;

•	reduce the principal amount of or interest on a debt security of that series;

•	change the coin or currency in which a debt security of that series or the interest thereon is payable;

•	impair the right to institute suit for the enforcement of any payment on or with respect to a debt security or a Guarantee of that series after the stated maturity;

•	release any Guarantor from any of its obligations under its Guarantee or the indenture, except in accordance with the terms of the indenture;

•

amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control in accordance with the covenant described above under the caption “—Repurchase at the Option of Holders—Change of Control” after such Change of Control has occurred, including amending, changing or modifying any definition relating thereto;

•

reduce the percentage in principal amount of the debt securities of that series and any other affected series of debt securities, taken separately or together, as the case may be, the approval of whose holders is needed to waive compliance with certain provisions of the indenture or to waive certain defaults; or

•

modify any of the provisions relating to supplemental indentures requiring the consent of holders or relating to the waiver of past defaults, except to increase the percentage of outstanding debt securities of that series required for such actions or to provide that certain other provisions of the indenture cannot be modified or waived without the consent of the holder of each debt security affected thereby.

The holders of a majority in aggregate principal amount of the debt securities of any series may waive compliance with certain restrictive covenants and provisions of the indenture with respect to that series.

Regarding the Trustee

U.S. Bank National Association is the trustee under (i) the supplemental indenture, dated December 10, 2012, to the indenture, dated December 10, 2012, relating to the Company’s 4.75% Senior Notes due 2022, (ii) the first supplemental indenture, dated March 30, 2016, to the indenture, dated March 30, 2016 (the “2016 base indenture”), relating to the Company’s 5.00% Senior Notes due 2024 and (iii) the second supplemental indenture, dated July 28, 2017, to the 2016 base indenture, relating to the Company’s 4.75% Senior Notes due 2025 and may maintain other banking arrangements with us and our Subsidiaries in the ordinary course of business.

LEGAL OWNERSHIP AND BOOK-ENTRY ISSUANCE

In this section, we describe special considerations that will apply to registered debt securities issued in global — i.e., book-entry form. First we describe the difference between legal ownership and indirect ownership of registered debt securities. Then we describe special provisions that apply to global debt securities.

Who Is the Legal Owner of a Registered Debt Security?

Each debt security in registered form will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of debt securities. We refer to those who have debt securities registered in their own names, on the books that we or the trustee or other agent maintain for this purpose, as the “holders” of those debt securities. These persons are the legal holders of the debt securities. We refer to those who, indirectly through others, own beneficial interests in debt securities that are not registered in their own names as indirect owners of those debt securities. As we discuss below, indirect owners are not legal holders, and investors in debt securities issued in book-entry form or in street name will be indirect owners.

Book-Entry Owners

We will issue each debt security in book-entry form only. This means debt securities will be represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities on behalf of themselves or their customers.

Under each indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in global form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities, including deliveries of any property other than cash, to the depositary. The depositary passes along the payments it receives to its participants, which in turn pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are issued in global form, investors will be indirect owners, and not holders, of the debt securities.

Street Name Owners

In the future we may terminate a global security or issue debt securities initially in non-global form. In these cases, investors may choose to hold their debt securities in their own names or in street name. Debt securities held by an investor in street name would be registered in the name of a bank, broker or other financial institution that the investor chooses, and the investor would hold only a beneficial interest in those debt securities through an account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities, including deliveries of any property other than cash, to them. These institutions pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect owners, not holders, of those debt securities.

Legal Holders

Our obligations as well as the obligations of the trustee under any indenture and any other third parties employed by us, the trustee or any of those agents, run only to the holders of the debt securities. We have no obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect owner of a debt security or has no choice because we are issuing the debt securities only in global form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for that payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect owners but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose — e.g., to amend the indenture for a series of debt securities or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture — we would seek the approval only from the holders, and not the indirect owners, of the relevant debt securities. Whether and how the holders contact the indirect owners is up to the holders.

When we refer to “you” in this prospectus, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect owners of those debt securities. When we refer to “your debt securities” in this prospectus, we mean the debt securities in which you will hold a direct or indirect interest.

Special Considerations for Indirect Owners

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, you should check with your own institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	whether and how you can instruct it to exchange or convert a debt security for or into other property;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

What Is a Global Security?

We will issue each debt security in book-entry form only. Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of one or more financial institutions or clearing systems, or their nominees, which we select. A financial institution or clearing system that we select for any debt security for this purpose is called the “depositary” for that debt security. A debt security will usually have only one depositary but it may have more.

Each series of debt securities will have one or more of the following as the depositaries:

•	The Depository Trust Company, New York, New York, which is known as “DTC”;

•	a financial institution holding the debt securities on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear system, which is known as “Euroclear”;

•	a financial institution holding the debt securities on behalf of Clearstream Banking, société anonyme, Luxembourg, which is known as “Clearstream”; and

•	any other clearing system or financial institution named in the applicable prospectus supplement.

The depositaries named above may also be participants in one another’s systems. Thus, for example, if DTC is the depositary for a global security, investors may hold beneficial interests in that security through Euroclear or Clearstream, as DTC participants. The depositary or depositaries for your debt securities will be named in your prospectus supplement; if none is named, the depositary will be DTC.

A global security may represent one or any other number of individual debt securities. Generally, all debt securities represented by the same global security will have the same terms. We may, however, issue a global security that represents multiple debt securities of the same kind that have different terms and are issued at different times. We call this kind of global security a master global security. Your prospectus supplement will not indicate whether your debt securities are represented by a master global security.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “— Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only indirect interests in a global security. Indirect interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that does. Thus, an investor whose debt security is represented by a global security will not be a holder of the debt security, but only an indirect owner of an interest in the global security.

If the prospectus supplement for a particular debt security indicates that the debt security will be issued in global form only, then the debt security will be represented by a global security at all times unless and until the global security is terminated. We describe the situations in which this can occur below under “— Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated.” If termination occurs, we may issue the debt securities through another book-entry clearing system or decide that the debt securities may no longer be held through any book-entry clearing system.

Special Considerations for Global Securities

As an indirect owner, an investor’s rights relating to a global security will be governed by the account rules of the depositary and those of the investor’s financial institution or other intermediary through which it holds its interest (e.g., Euroclear or Clearstream, if DTC is the depositary), as well as general laws relating to securities transfers. We do not recognize this type of investor or any intermediary as a holder of debt securities and instead deal only with the depositary that holds the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her own name, and cannot obtain non-global certificates for his or her interest in the debt securities, except in the special situations we describe below;

•

An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe above under “— Who Is the Legal Owner of a Registered Debt Security?”;

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their debt securities in non-book-entry form;

•

An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•

The depositary’s policies will govern payments, deliveries, transfers, exchanges, notices and other matters relating to an investor’s interest in a global security, and those policies may change from time to time. We and the trustee will have no responsibility for any aspect of the depositary’s policies, actions or records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•

The depositary will require that those who purchase and sell interests in a global security within its book-entry system use immediately available funds and your broker or bank may require you to do so as well; and

•

Financial institutions that participate in the depositary’s book-entry system and through which an investor holds its interest in the global securities, directly or indirectly, may also have their own policies affecting payments, deliveries, transfers, exchanges, notices and other matters relating to the debt securities, and those policies may change from time to time. For example, if you hold an interest in a global security through Euroclear or Clearstream, when DTC is the depositary, Euroclear or Clearstream, as applicable, will require those who purchase and sell interests in that security through them to use immediately available funds and comply with other policies and procedures, including deadlines for giving instructions as to transactions that are to be effected on a particular day. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the policies or actions or records of ownership interests of any of those intermediaries.

Holder’s Option to Obtain a Non-Global Security; Special Situations When a Global Security Will Be Terminated

If we issue any series of debt securities in book-entry form but we choose to give the beneficial owners of that series the right to obtain non-global securities, any beneficial owner entitled to obtain non-global securities may do so by following the applicable procedures of the depositary, any transfer agent or registrar for that series and that owner’s bank, broker or other financial institution through which that owner holds its beneficial interest in the debt securities. For example, in the case of a global security representing preferred stock or depositary shares, a beneficial owner will be entitled to obtain a non-global security representing its interest by making a written request to the transfer agent or other agent designated by us. If you are entitled to request a non-global certificate and wish to do so, you will need to allow sufficient lead time to enable us or our agent to prepare the requested certificate.

In addition, in a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-global form representing the debt securities it represented. After that exchange, the choice of whether to hold the debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors above under “— Who Is the Legal Owner of a Registered Debt Security?.”

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security and we do not appoint another institution to act as depositary within 60 days;

•	if we notify the trustee that we wish to terminate that global security; or

•	in the case of a global security representing debt securities issued under an indenture, if an event of default has occurred with regard to these debt securities and has not been cured or waived.

If a global security is terminated, only the depositary, and not we or the trustee for any debt securities is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Considerations Relating to Euroclear and Clearstream

Euroclear and Clearstream are securities clearance systems in Europe. Both systems clear and settle securities transactions between their participants through electronic, book-entry delivery of securities against payment.

Euroclear and Clearstream may be depositaries for a global security. In addition, if DTC is the depositary for a global security, Euroclear and Clearstream may hold interests in the global security as participants in DTC.

As long as any global security is held by Euroclear or Clearstream, as depositary, you may hold an interest in the global security only through an organization that participates, directly or indirectly, in Euroclear or Clearstream. If Euroclear or Clearstream is the depositary for a global security and there is no depositary in the United States, you will not be able to hold interests in that global security through any securities clearance system in the United States.

Payments, deliveries, transfers, exchanges, notices and other matters relating to the debt securities made through Euroclear or Clearstream must comply with the rules and procedures of those systems. Those systems could change their rules and procedures at any time. We have no control over those systems or their participants, and we take no responsibility for their activities. Transactions between participants in Euroclear or Clearstream, on one hand, and participants in DTC, on the other hand, when DTC is the depositary, would also be subject to DTC’s rules and procedures.

Special Timing Considerations for Transactions in Euroclear and Clearstream

Investors will be able to make and receive through Euroclear and Clearstream payments, deliveries, transfers, exchanges, notices and other transactions involving any debt securities held through those systems only on days when those systems are open for business. Those systems may not be open for business on days when banks, brokers and other institutions are open for business in the United States.

In addition, because of time-zone differences, U.S. investors who hold their interests in the debt securities through these systems and wish to transfer their interests, or to receive or make a payment or delivery or exercise any other right with respect to their interests, on a particular day may find that the transaction will not be effected until the next business day in Luxembourg or Brussels, as applicable. Thus, investors who wish to exercise rights that expire on a particular day may need to act before the expiration date. In addition, investors who hold their interests through both DTC and Euroclear or Clearstream may need to make special arrangements to finance any purchases or sales of their interests between the U.S. and European clearing systems, and those transactions may settle later than would be the case for transactions within one clearing system.

PLAN OF DISTRIBUTION

We may sell the securities:

•	through underwriters or dealers, whether individually or through an underwriting syndicate led by one or more managing underwriters;

•	directly to one or more purchasers; or

•	through agents.

The distribution of the securities may be effected from time to time in one or more transactions:

•	at a fixed price, or prices which may be changed from time to time;

•	at market prices prevailing at the time of sale;

•	at prices related to those prevailing market prices; or

•	at negotiated prices.

The applicable prospectus supplement will include the names of underwriters, dealers or agents retained. The applicable prospectus supplement will also include the purchase price of the securities, our proceeds from the sale, any underwriting discounts or commissions and other items constituting underwriters’ compensation, and any securities exchanges on which the securities are listed.

The underwriters will acquire the securities for their own account. They may resell the securities in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The obligations of the underwriters to purchase the securities will be subject to some conditions. The underwriters will be obligated to purchase all the securities offered if any of the securities are purchased. Any initial public offering price and any discounts or concessions allowed or re-allowed or paid to dealers may be changed from time to time.

Until the distribution of the securities is completed, rules of the SEC may limit the ability of any underwriters and selling group members to bid for and purchase the securities. As an exception to these rules, underwriters are permitted to engage in some transactions that stabilize the price of the securities. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the securities, so long as stabilizing bids do not exceed a specified maximum.

The underwriters may create a short position in the securities of as much as 15-20% by selling more securities than are set forth on the cover page of the applicable prospectus supplement. A prospectus will be delivered to each purchaser of securities in these “short sales,” and we understand that each such purchaser will be entitled to the same remedies under the Securities Act, as if the purchaser purchased securities in this offering in a transaction that is not a short sale. If a short position is created in connection with the offering, the underwriters may engage in syndicate covering transactions by purchasing securities in the open market. The underwriters may also elect to reduce any short position by exercising all or part of the over-allotment option, if any.

The lead underwriters may also impose a penalty bid on other underwriters and selling group members participating in an offering. This means that if the lead underwriters purchase securities in the open market to reduce the underwriters’ short position or to stabilize the price of the securities, they may reclaim the amount of any selling concession from the underwriters and selling group members who sold those securities as part of the offering.

In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security before the distribution is completed.

We do not make any representation or prediction as to the direction or magnitude of any effect that the transactions described above might have on the price of the securities. In addition, we do not make any representation that underwriters will engage in such transaction or that such transactions, once commenced, will not be discontinued without notice.

Underwriters, dealers and agents that participate in the distribution of the securities may be underwriters as defined in the Securities Act, and any discounts or commissions received by them from us and any profit on the resale of the securities by them may be treated as underwriting discounts and commissions under the Securities Act.

We may have agreements with the underwriters, dealers and agents to indemnify them against some civil liabilities, including liabilities under the Securities Act, or to contribute to payments which the underwriters, dealers or agents may be required to make.

Underwriters, dealers and agents may engage in transactions with, or perform services for, us or our subsidiaries in the ordinary course of their businesses.

We may authorize underwriters, dealers and agents to solicit offers by some specified institutions to purchase securities from us at the public offering price stated in the applicable prospectus supplement under delayed delivery contracts providing for payment and delivery on a specified date in the future.

These contracts will be subject only to those conditions included in the applicable prospectus supplement, and the applicable prospectus supplement will state the commission payable for solicitation of these contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third parties may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters as defined in the Securities Act and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriters who purchase securities from us for public offering and sale may make a market in those securities, but these underwriters will not be obligated to do so and may discontinue any market making at any time without notice. We cannot assure you that there will be a trading market for any securities, and, if a trading market for any securities does develop, we cannot assure you that such market will be liquid.

Pursuant to a requirement by the Financial Industry Regulatory Authority (“FINRA”), the maximum commission or discount to be received by any FINRA member or independent broker/dealer may not be greater than eight percent of the gross proceeds received by us for the sale of any securities being registered pursuant to Rule 415 under the Securities Act.

VALIDITY OF THE DEBT SECURITIES AND GUARANTEES

In connection with particular offerings of the debt securities and related guarantees in the future, and if stated in the applicable prospectus supplement, the validity of those debt securities and related guarantees may be passed upon for the Company by Sullivan & Cromwell LLP. Certain matters of Louisiana law relating to the guarantees may be passed upon by Jones Walker LLP. Certain matters of Rhode Island law relating to the guarantees may be passed upon by Locke Lord LLP.

EXPERTS

The consolidated financial statements and financial statement schedule of AMC Networks Inc. and its subsidiaries as of December 31, 2018 and 2017, and for each of the years in the three-year period ended December 31, 2018, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2018, are incorporated by reference herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

PART II

Information Not Required in Prospectus

Item 14.	Other Expenses of Issuance and Distribution

The following is a statement of the expenses (all of which, except for the SEC registration fee, are estimated) to be incurred by the Company in connection with the issuance and distribution of an assumed amount of $1,000,000,000 of debt securities registered under this registration statement:

	Amount to be paid
SEC registration fee	$0	*
Legal fees and expenses	400,000
Accounting fees and expenses	250,000
Printing fees	100,000
Rating agency fees	1,260,000
Trustee’s fees and expenses	25,000
Miscellaneous	65,000

Total	$2,100,000

*	Deferred in accordance with Rule 456(b) and Rule 457(r).

Item 15.	Indemnification of Directors and Officers

Delaware Registrants

Section 145 of the Delaware General Corporation Law provides that a corporation may indemnify any current or former director, officer or employee or other individual against expenses, judgments, fines and amounts paid in settlement in connection with civil, criminal, administrative or investigative actions or proceedings, other than a derivative action by or in the right of the corporation, if the director, officer, employee or other individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. A similar standard is applicable in the case of derivative actions, except that indemnification only extends to expenses incurred in connection with the defense or settlement of such actions, and the statute requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. The statute provides that it is not exclusive of other indemnification that may be granted by a corporation’s by-laws, disinterested director vote, stockholder vote, agreement or otherwise.

The certificate of incorporation of AMC Networks Inc. and each Co-Registrant that is a Delaware corporation provides that each person who was or is made or is threatened to be made a party to any action or proceeding by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Company or is or was serving at our request as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, will be indemnified and held harmless by us to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended. Such rights are not exclusive of any other right which any such person may have or thereafter acquire under any statute, provision of the certificate of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise. Our certificate of incorporation also specifically authorizes us to maintain insurance and to grant similar indemnification rights to our employees or agents.

Section 18-108 of the Delaware Limited Liability Company Act (“DE LLC Act”) provides that, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. However, to the extent that the limited liability company agreement seeks to restrict or limit the liabilities of such person, Section 18-1101 of the DE LLC Act prohibits it from eliminating liability for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing.

Pursuant to the applicable provisions of the DE LLC Act and the Co-Registrants’ limited liability company agreements, the debts, obligations and liabilities of each Co-Registrant that is a Delaware limited liability company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the company, and neither the members, nor any employee or agent of the company is obligated personally for any such debt, obligation or liability of the company, or for any debt, obligation or liability of any other member, employee or agent of the company, solely by reason of being a member or acting as a manager, employee or agent of the company.

New York Co-Registrants

Section 420 of the New York Limited Liability Company Law provides that, subject to such standards and restrictions, if any, as are set forth in its operating agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless, and advance expenses to, any member or manager or other person from and against any and all claims and demands whatsoever. However, no indemnification may be made to or on behalf of any member, manager or other person if a judgment or other final adjudication adverse to such member, manager or other person establishes that (i) such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or (ii) such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled.

Consistent with these provisions of the New York Limited Liability Company Law, the limited liability company agreement of AMC Network Entertainment LLC, our Co-Registrant New York limited liability company, provides that the debts, obligations and liabilities of the company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the company, and neither the members, nor any employee or agent of the company is obligated personally for any such debt, obligation or liability of the company, or for any debt, obligation or liability of any other member, employee or agent of the company, solely by reason of being a member or acting as a manager, employee or agent of the company provided that such indemnification shall not apply to any such person if such claim resulted from the fraud and or willful misconduct of such person.

Section 40 of the New York Partnership Law provides that, subject to any agreement between the partners, a partnership must indemnify every partner in respect of payments made and personal liabilities reasonably incurred by him in the ordinary and proper conduct of the partnership’s business, or for the preservation of the partnership’s business or property.

Consistent with these provisions of the New York Partnership Law, the partnership agreement of AMC Networks Broadcasting & Technology, our Co-Registrant New York general partnership, provides that the partnership will indemnify and hold harmless the partners and officers of the partnership, as well as the agents of the partners or officers, from any losses and liabilities resulting from acts or omissions taken by them on behalf of the partnership or in furtherance of the partnership’s interests, other than those constituting fraud or willful misconduct.

Louisiana Co-Registrants

Section 12:1315(2) of the Louisiana Limited Liability Company Law provides for indemnification of a member or members, or a manager or managers, for judgments, settlements, penalties, fines, or expenses incurred because he is or was a member or manager.

Consistent with these provisions of the Louisiana Limited Liability Company Law, the operating agreement of each of Badlands Productions I LLC and Hap and Leonard Productions I LLC, our Co-Registrant Louisiana limited liability companies, provides that the debts, obligations and liabilities of the company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the company, and no member of the company is obligated personally for any such debt, obligation or liability of the company, or for any debt, obligation or liability of any other member, employee or agent of the company, solely by reason of being a member or acting as a manager, employee or agent of the company.

Rhode Island Co-Registrant

Section 7-16-4 of the Rhode Island Limited Liability Company Act (the “RI LLC Act”) provides that, subject to any standards and restrictions, if any, that are set forth in its articles of organization or operating agreement, a limited liability company has the power to indemnify and advance expenses to any member, manager, agent or employee, past or present, to the same extent that a corporation formed under the Rhode Island Business Corporation Act (the “RIBCA”) may indemnify any of its directors, officers, employees or agents. A corporation formed under the RIBCA has the power, under specified circumstances, to indemnify any individual made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was an officer or director if: (a) he or she acted in good faith; (b) he or she reasonably believed, in the case of conduct in his or her official capacity with the corporation, that his or her actions were in the corporation’s best interests, and in all other cases, that his or her conduct was at least not opposed to the corporation’s best interests; (c) in criminal proceedings, he or she had no reasonable cause to believe that his or her conduct was unlawful; or (d) he or she engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision in the corporation’s articles of incorporation.

Section 7-16-4 of the RI LLC Act also provides that a limited liability company has the power to purchase and maintain insurance on behalf of any member, manager, agent or employee against any liability asserted against him or her and incurred by the member, manager, agent or employee in that capacity or arising out of the member’s, manager’s, agent’s or employee’s status, whether or not the limited liability company would have the power to indemnify such person under the RI LLC Act, the articles of organization or the operating agreement.

Consistent with these provisions of the RI LLC Act, the operating agreement of NOS4A2 PRODUCTIONS I, LLC, our Co-Registrant Rhode Island limited liability company, provides that the members of the company shall not have any liability for the obligations or liabilities of the company except to the extent provided in the RI LLC Act.

Directors’ and Officers’ Liability Insurance

AMC Networks Inc. has obtained directors’ and officers’ liability insurance with customary terms and subject to customary exclusions, for the benefit of its directors and officers, and directors and officers of its subsidiaries.

Item 16.	Exhibits

Exhibit No.	Description	Incorporated by Reference to Filings Indicated

1.1	Form of Underwriting Agreement for debt securities.	*

4.1	Indenture, dated as of March 30, 2016, by and among AMC Networks Inc., as issuer, each of the guarantors party thereto and U.S. Bank National Association, as trustee. The form or forms of Senior Debt Securities with respect to each particular series of Senior Debt Securities will be filed as an exhibit to a Current Report on Form 8-K of AMC Networks Inc. or other filing by AMC Networks Inc. and incorporated herein by reference.	Exhibit 4.1 to the Current Report on Form 8-K filed on July 28, 2017 (File No. 001-35106)

5.1	Opinion of Sullivan & Cromwell LLP.	**

5.2	Opinion of Jones Walker LLP.	**

5.3	Opinion of Locke Lord LLP.	**

23.1	Consent of KPMG LLP.	**

23.2	Consent of Sullivan & Cromwell LLP.	Included in Exhibit 5.1

23.3	Consent of Jones Walker LLP.	Included in Exhibit 5.2

23.4	Consent of Locke Lord LLP.	Included in Exhibit 5.3

24.1	Power of Attorney.	Included on signature page

25.1	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of U.S. Bank National Association to act as trustee for the Senior Debt Securities.	**

*	To be filed as an exhibit to a Current Report on Form 8-K in connection with a specific offering and incorporated herein by reference.
**	Filed herewith.

Item 17.	Undertakings

The undersigned Registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act, to any purchaser:

(i) Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act, shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of a Registrant under the Securities Act, to any purchaser in the initial distribution of the securities, each undersigned Registrant undertakes that in a primary offering of securities of an undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, each undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act, each filing of a Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of each Registrant pursuant to the foregoing provisions, or otherwise, each Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of a Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, that each Registrant will, unless in the opinion of its counsel has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Networks Inc.

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her in his or her name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ Christian B. Wymbs Christian B. Wymbs	Executive Vice President and Chief Accounting Officer (Principal Accounting Officer)

/s/ Charles F. Dolan Charles F. Dolan	Chairman of the Board of Directors

/s/ William J. Bell William J. Bell	Director

/s/ Frank J. Biondi, Jr. Frank J. Biondi, Jr.	Director

/s/ James L. Dolan James L. Dolan	Director

Name	Title

/s/ Kristin A. Dolan Kristin A. Dolan	Director

/s/ Marianne Dolan Weber Marianne Dolan Weber	Director

/s/ Patrick F. Dolan Patrick F. Dolan	Director

/s/ Thomas C. Dolan Thomas C. Dolan	Director

/s/ Jonathan F. Miller Jonathan F. Miller	Director

/s/ Brian G. Sweeney Brian G. Sweeney	Director

/s/ Vincent Tese Vincent Tese	Director

/s/ Leonard Tow Leonard Tow	Director

/s/ David E. Van Zandt David E. Van Zandt	Director

/s/ Carl E. Vogel Carl E. Vogel	Director

/s/ Robert C. Wright Robert C. Wright	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

2nd Party LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

61st Street Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Film Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan AMC Network Entertainment LLC As Sole Member By: Sean S. Sullivan Title: Manager and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Network Entertainment LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Manager and Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James Gallagher James Gallagher	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Networks Broadcasting & Technology

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan RNC Holding Corporation As General Partner By: Sean S. Sullivan Title: Director, Executive Vice President and Chief Financial Officer	General Partner

/s/ Sean S. Sullivan RNC II Holding Corporation As General Partner By: Sean S. Sullivan Title: Director, Executive Vice President and Chief Financial Officer	General Partner

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Networks International LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan AMC Networks Inc. As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Networks International Asia-Pacific LLC (f/k/a Sundance Channel Asia LLC)

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan AMC/Sundance Channel Global Networks LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC Premiere LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan AMC Network Entertainment LLC As Sole Member By: Sean S. Sullivan Title: Manager and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC TV Studios LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Sole Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMC/Sundance Channel Global Networks LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan AMC Networks International LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

AMCN Properties LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Manager, Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Manager, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James Gallagher James Gallagher	Manager

/s/ Dom Atteritano Dom Atteritano	Manager

/s/ Thomas King Thomas King	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

American Movie Classics IV Holding Corporation

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Director and Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James Gallagher James Gallagher	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Badlands Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Badlands Productions II LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Benders Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Brockmire Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Cobalt Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Comic Scribe LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Crossed Pens Development LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Digital Store LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Dispatches Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Expedition Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Five Families Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Anne Kelly Making Waves Studio Productions LLC As Sole Member By: Anne Kelly Title: Senior Vice President	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Five Moons Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Anne Kelly Making Waves Studio Productions LLC As Sole Member By: Anne Kelly Title: Senior Vice President	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Geese Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Ground Work Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Halt and Catch Fire Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Halt and Catch Fire Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Halt and Catch Fire Productions II LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Halt and Catch Fire Productions III LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Halt and Catch Fire Productions IV LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Hap and Leonard Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Hap and Leonard Productions II LLC (f/k/a Diplomat Productions LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Hap and Leonard Productions III LLC (f/k/a TWD Productions II LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Entertainment Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Entertainment LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Films LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC In Theaters LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Productions I L.L.C.

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Television Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan IFC TV LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Theatres Concessions LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC Theatres, LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC TV LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC TV Studios Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan IFC TV LLC As Member By: Joshua W. Sapan Title: Chief Executive Officer	Member

/s/ Joshua W. Sapan IFC Productions I L.L.C. As Member By: Joshua W. Sapan Title: Chief Executive Officer	Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IFC TV Studios LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC TV Studios Holdings LLC As Sole Member By: Sean S. Sullivan Title: Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

IPTV LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Kindred Spirit Productions LLC (f/k/a Knifeman Productions LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Kopus Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Kopus Productions II LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Living With Yourself Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Lodge Productions I LLC (f/k/a TWD Productions LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Lodge Productions II LLC (f/k/a Philly Productions LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Making Waves Studio Productions LLC

By:	/s/ Anne Kelly
Name:	Anne Kelly
Title:	Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Sole Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Sole Member

/s/ Anne Kelly Anne Kelly	Senior Vice President (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Monument Productions I LLC (f/k/a Turn Productions I LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

NOS4A2 Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Peach Pit Properties LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Pens Down LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski WE TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Premier Quills LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rainbow Film Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rainbow Media Enterprises, Inc.

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James Gallagher James Gallagher	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rainbow Media Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan AMC Networks Inc. As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rainbow Programming Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Media Enterprises, Inc. As Sole Member By: Joshua W. Sapan Title: Director, President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rectify Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rectify Productions II LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rectify Productions III LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Rectify Productions IV LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski Sundance Channel Originals LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Red Monday Programming LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Anne Kelly Making Waves Studio Productions LLC As Sole Member By: Anne Kelly Title: Senior Vice President	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

RNC Holding Corporation

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James Gallagher James Gallagher	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

RNC II Holding Corporation

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Director, Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ James Gallagher James Gallagher	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Roughhouse Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Anne Kelly Making Waves Studio Productions LLC As Sole Member By: Anne Kelly Title: Senior Vice President	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Selects VOD LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan IFC Entertainment Holdings LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Shudder LLC (f/k/a Shudder Holdings LLC)

By:	/s/ John Hsu
Name:	John Hsu
Title:	Executive Vice President, Corporate Development and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan Digital Store LLC As Sole Member By: Sean S. Sullivan Title: Executive Vice President and Chief Financial Officer	Sole Member

/s/ John Hsu John Hsu	Executive Vice President, Corporate Development and Treasurer

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Sleuth Secrets Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Anne Kelly Making Waves Studio Productions LLC As Sole Member By: Anne Kelly Title: Senior Vice President	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Stalwart Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Stan Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Stan Productions II LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski IFC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Sundance Channel Originals LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Sundance Film Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan SundanceTV LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	President and Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

SundanceTV LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

The Son Productions I LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Turn Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Turn Productions II LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Turn Productions III LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Turn Productions IV LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions IV LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions V LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions VI LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions VII LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions VIII LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions IX LLC (f/k/a TWD Productions III LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions X LLC (f/k/a Galyntine Productions LLC)

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

TWD Productions XI LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Universe Productions LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

VOOM HD Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Sole Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

WE TV Asia LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan AMC/Sundance Channel Global Networks LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

WE TV Holdings LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan WE tv LLC As Sole Member By: Joshua W. Sapan Title: Chief Executive Officer	Sole Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

WE TV Studios LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Sole Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

WE tv LLC

By:	/s/ Sean S. Sullivan
Name:	Sean S. Sullivan
Title:	Executive Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Joshua W. Sapan Rainbow Programming Holdings LLC As Member By: Joshua W. Sapan Title: President and Chief Executive Officer	Member

/s/ Sean S. Sullivan American Movie Classics IV Holding Corporation As Member By: Sean S. Sullivan Title: Director and Chief Financial Officer	Member

/s/ Joshua W. Sapan Joshua W. Sapan	Chief Executive Officer (Principal Executive Officer)

/s/ Sean S. Sullivan Sean S. Sullivan	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, NY, on the 14th day of November, 2019.

Woodbury Studios LLC

By:	/s/ Kevin Drozdowski
Name:	Kevin Drozdowski
Title:	Vice President and Assistant Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joshua W. Sapan and Sean S. Sullivan, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign this registration statement on Form S-3, and all amendments thereto, and file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 14th day of November, 2019.

Name	Title

/s/ Kevin Drozdowski AMC TV Studios LLC As Sole Member By: Kevin Drozdowski Title: Vice President and Assistant Treasurer	Sole Member

/s/ Kevin Drozdowski Kevin Drozdowski	Vice President and Assistant Treasurer (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)